EXHIBIT  32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Dean Wicker, the Chief Executive Officer, President and Chief Financial Officer of Newsearch, Inc. (the "Company"), DOES HEREBY CERTIFY, that:

     1. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Report"), fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 30th day of October, 2003.


                                   By  /s/ Dean Wicker
                                       -----------------------------------------
                                           Dean Wicker, Chief Executive Officer,
                                           President and Chief Financial Officer


     A signed original of this written statement required by Section 906 has been provided to Newsearch, Inc. and will be retained by Newsearch, Inc. and furnished to the Securities and Exchange Commission or it staff upon request.